Income taxes (Details) - USD ($)	12 Months Ended
	Sep. 30, 2014	Sep. 30, 2013
Income Tax Disclosure [Abstract]
Valuation Allowance, Deferred Tax Asset, Increase (Decrease), Amount	$ 1,238,080	$ 449,307
Operating Loss Carryforwards, Expiration Period	As of September 30, 2014, we have net operating loss carry forwards of $53.52 million, which begin to expire in 2023 and will continue to expire through 2034 if not otherwise utilized.
Operating Loss Carryforwards	$ 53,520,000